                                                                    Exhibit 99.3

                             Consent of Person Named
                              to Become a Director

     I hereby consent to my being named in the Registration Statement on Form S-4 of Murdock Communications Corporation (the "Company") as a person who will become a director of the Company upon consummation of the transaction contemplated therein.


                                              /s/ MARK L. NELSON
                                              ----------------------------------
                                              MARK L. NELSON

Dated
      ------------------

================================================================================

                             Consent of Person Named
                              to Become a Director

     I hereby consent to my being named in the Registration Statement on Form S-4 of Murdock Communications Corporation (the "Company") as a person who will become a director of the Company upon consummation of the transaction contemplated therein.


                                              /s/ RICHARD J. SOCIA
                                              ----------------------------------
                                              Name: Richard J. Socia

Dated   Feb. 11, 2003
      ------------------

================================================================================

                             Consent of Person Named
                              to Become a Director

     I hereby consent to my being named in the Registration Statement on Form S-4 of Murdock Communications Corporation (the "Company") as a person who will become a director of the Company upon consummation of the transaction contemplated therein.


                                              /s/
                                              ----------------------------------
                                              Name:
                                                    ------------------

Dated
      ------------------
================================================================================

                             Consent of Person Named
                              to Become a Director

     I hereby consent to my being named in the Registration Statement on Form S-4 of Murdock Communications Corporation (the "Company") as a person who will become a director of the Company upon consummation of the transaction contemplated therein.


                                              /s/
                                              ----------------------------------
                                              Name:
                                                    ------------------

Dated
      ------------------

================================================================================

                             Consent of Person Named
                              to Become a Director

     I hereby consent to my being named in the Registration Statement on Form S-4 of Murdock Communications Corporation (the "Company") as a person who will become a director of the Company upon consummation of the transaction contemplated therein.


                                              /s/
                                              ----------------------------------
                                              Name:
                                                    ------------------

Dated
      ------------------

================================================================================

                             Consent of Person Named
                              to Become a Director

     I hereby consent to my being named in the Registration Statement on Form S-4 of Murdock Communications Corporation (the "Company") as a person who will become a director of the Company upon consummation of the transaction contemplated therein.


                                              /s/
                                              ----------------------------------
                                              Name:
                                                    ------------------

Dated
      ------------------
================================================================================

                             Consent of Person Named
                              to Become a Director

     I hereby consent to my being named in the Registration Statement on Form S-4 of Murdock Communications Corporation (the "Company") as a person who will become a director of the Company upon consummation of the transaction contemplated therein.


                                              /s/
                                              ----------------------------------
                                              Name:
                                                    ------------------

Dated
      ------------------

================================================================================